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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-A/A
                                 _____________

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MAPICS, INC.
            (Exact Name of Registrant as Specified in Its Charter)

       Georgia                                    04-2711580
----------------------------             --------------------------------
(State of Incorporation                  (IRS Employer Identification No.)
    or Organization)


     5775-D Glenridge Drive, Suite 300
           Atlanta, Georgia                              30328
-----------------------------------------------    --------------------
     (Address of Principal Executive Offices)            (Zip Code)

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
If this form relates to the registration of a    If this form relates to the registration of a class
class of securities pursuant to Section 12(b)    of securities pursuant to Section 12(g) of the
of the Exchange Act and is effective pursuant    Exchange Act and is effective pursuant to General
to General Instruction A.(c), please check the   Instruction A.(d), please check the following box.
following box.                                   [_]
[_]
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Securities Act registration statement file number to
which this form relates: ____________________
                           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                     Name of Each Exchange on Which
to be so Registered                     Each Class is to be Registered
-------------------                     ------------------------------

   None                                               N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
                               (Title of class)
         Series F Junior Participating Preferred Stock Purchase Rights
      -------------------------------------------------------------------
                               (Title of class)

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Item 2.  Exhibits.


   Exhibit 2 of the Registrant's Registration Statement on Form 8-A, dated March 31, 1998, is amended in full by Exhibit 2 hereto:

   2.  Bylaws of the Registrant.

                                      -2-
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                                   SIGNATURES


   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.


                               MAPICS, INC.



Date:  August 21, 1998         By: /s/ Martin D. Avallone
                                   --------------------------------------
                                   Name: Martin D. Avallone
                                   Title: Secretary and General Counsel

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
  No.       Description
-------     -----------

 2.            Bylaws of the Registrant.
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                  ___________

                                   EXHIBITS

                                      TO

                            REGISTRATION STATEMENT

                                      ON

                                  FORM 8-A/A

                             DATED AUGUST 21, 1998



                                 MAPICS, INC.




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